UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023

Pyxis Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40881	83-1160910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue
Boston, Massachusetts		02118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617-221-9059

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PYXS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 13, 2023, Pyxis Oncology, Inc. (the “Company”) held its Annual Meeting of Stockholders at 10:00 a.m. Eastern Time in a virtual format via live audio webcast (the “Annual Meeting”). As of April 20, 2023, the Company’s record date, there were a total of 37,984,187 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the beginning of the Annual Meeting, 27,514,417 shares of common stock were present virtually in person or by proxy, and, therefore, a quorum was present. Two items of business were acted upon by the stockholders at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal One: Election of Rachel Humphrey, M.D. as Class I Director and Freda Lewis-Hall, M.D. and Thomas Civik as Class II Directors

Rachel Humphrey, M.D. was elected to serve as a Class I director to hold office until the Company’s 2025 Annual Meeting of Stockholders and until the election and qualification of her successor. Votes were cast as follows:

Name of Director Nominee	For	Withheld	Broker Non-Votes
Rachel Humphrey, M.D.	13,536,830	3,476,861	10,500,726

Freda Lewis-Hall, M.D. and Thomas Civik were elected to serve as Class II directors to hold office until the Company’s 2026 Annual Meeting of Stockholders and until the election and qualification of their successors. Votes were cast as follows:

Name of Director Nominee	For	Withheld	Broker Non-Votes
Freda Lewis-Hall, M.D.	13,597,586	3,416,105	10,500,726
Thomas Civik	13,452,770	3,560,921	10,500,726

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 by the following vote:

For	Against	Abstain	Broker Non-Votes
27,404,246	80,518	29,653	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pyxis Oncology, Inc.

Date:	June 13, 2023	By:	/s/ Pam Connealy
Pam Connealy Chief Financial Officer and Chief Operating Officer